Net earnings per share (Tables)	12 Months Ended
Nov. 30, 2013
Net earnings per share
Schedule of weighted average common shares

	Number of common shares
	Year Ended November 30,
	2013	2012	2011
Total weighted average common shares—basic	27,463	27,513	29,605
Dilutive effect of share options	—	16	60
Dilutive effect of restricted stock units	412	670	966
Total weighted average common shares—diluted	27,875	28,199	30,631